SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              April 7, 2005
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                     0-12957                   22-2372868
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(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
      of incorporation)




                 685 Route 202/206, Bridgewater, New Jersey         08807
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                   (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code           (908) 541-8600
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 7, 2005, the Board of Directors (the "Board") of Enzon Pharmaceuticals, Inc. (the "Company") adopted a new Code of Conduct that substantially enhances our previous Code of Conduct and applies to all of the Company's directors, officers and employees, including its principal executive officer and principal financial and accounting officer. The Board's adoption of the new Code of Conduct effectively amends the Company's previous Code of Conduct. However, the adoption of the new Code of Conduct does not result in any waiver, explicit or implicit, of any provision of the Company's previous Code of Conduct.

A copy of the Code of Conduct is attached to this current report on Form 8-K as
Exhibit 14.1, and is incorporated by reference into this Item 5.05.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Description

14.1          Code of Conduct

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 13, 2005



                                             By:   /s/ Craig A. Tooman
                                                  ----------------------------
                                                  Craig A. Tooman
                                                  Executive Vice President,
                                                  Strategic Planning
                                                  and Corporate Communications